SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

_________________

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2008

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 800, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2008, Optimal Payments Inc., Optimal Payments Corp. and Optimal Payments Limited (collectively, “Optimal Payments”), all wholly owned subsidiaries of Optimal Group Inc. (the “Registrant”), completed the sale to OP Payments Inc., OPC Payments Inc. and OPL Payments Inc. (collectively, the “Purchaser”), all designees of 7012985 Canada Inc., of substantially all of the assets of Optimal Payments used exclusively in the Registrant’s business of processing payments for “card-not-present” transactions, pursuant to an asset purchase agreement dated August 5, 2008 between Optimal Payments and Optimal Payments (Ireland) Limited, as seller, and 7012985 Canada Inc., which is an affiliate of Card One Plus Ltd., as purchaser. The transaction qualifies as a significant disposition requiring the Registrant to provide pro forma financial information.

The aggregate purchase price paid by the Purchaser was US$7.0 million, plus the assumption of certain liabilities of Optimal Payments. The purchase price is subject to a post-closing working capital adjustment. At the closing of the transaction, Optimal Payments paid to the Purchaser US$850,000 in connection with the assumption by the Purchaser of certain liabilities of Optimal Payments. On September 30, 2008, the Asset Purchase Agreement relating to the transaction, which was filed as Exhibit 2.1 to the Registrant’s current report on Form 8-K dated August 11, 2008, was amended. A copy of the amendment, the terms of which are not material to the Registrant, has been filed as Exhibit 2.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial Information.

The unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2008, and the unaudited pro forma consolidated statements of operations of the Registrant for the year ended December 31, 2007 and for the six months ended June 30, 2008, giving effect to the disposition mentioned at Item 2.01 and the sale on August 29, 2008 by Optimal Payments Inc. of substantially all of the assets relating to its “card-present” payments processing business in Canada for $2.0 million plus the assumption of certain liabilities, are being filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
2.2

Amendment dated as of September 30, 2008 to Asset Purchase Agreement among Optimal Payments Inc., Optimal Payments Limited, Optimal Payments (Ireland) Limited, Optimal Payments Corp. and 7012985 Canada Inc., on its behalf and/or that of a designee, with the interventions of Card One Plus Ltd. and the Registrant, dated August 5, 2008, filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated August 11, 2008. All disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99.1

Unaudited pro forma consolidated balance sheet of Optimal Group Inc. as of June 30, 2008 and unaudited pro forma consolidated statements of operations of Optimal Group Inc. for the year ended December 31, 2007 and the six months ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2008	Optimal Group Inc. (Registrant)
	By:	/s/ Holden L. Ostrin
Name: Holden L. Ostrin Title: Co-Chairman

Exhibit Index

Exhibit Number	Description
2.2

Amendment dated as of September 30, 2008 to Asset Purchase Agreement among Optimal Payments Inc., Optimal Payments Limited, Optimal Payments (Ireland) Limited, Optimal Payments Corp. and 7012985 Canada Inc., on its behalf and/or that of a designee, with the interventions of Card One Plus Ltd. and the Registrant, dated August 5, 2008, filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated August 11, 2008. All disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99.1

Unaudited pro forma consolidated balance sheet of Optimal Group Inc. as of June 30, 2008 and unaudited pro forma consolidated statements of operations of Optimal Group Inc. for the year ended December 31, 2007 and the six months ended June 30, 2008.

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